DAMES & MOORE, INC.
        1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.   Purpose.

     The purpose of this 1995 Stock Option Plan for Non-Employee Directors (the "Plan") of Dames & Moore, Inc., a Delaware corporation (the "Company"), is to encourage ownership of the Company's common stock by outside directors and thereby to attract and retain qualified non-employees to serve as directors of the Company.

2.   Administration.

     The Plan shall be administered by a committee (the "Committee") consisting of all of the members of the Company's Board of Directors (the "Board") who are not eligible to participate in the Plan pursuant to the eligibility requirements described in Section 4 of the Plan. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act of the Committee shall be taken by majority vote of the Committee members at a meeting at which a quorum is present or by written consent signed by all of the members of the Committee. The Committee may authorize any one or more of its members or any officer or officers of the Company to execute and deliver agreements and other documents on behalf of the Committee and the Company.

     Subject to the provisions of the Plan, the Committee is authorized and directed to interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to determine the rights and obligations of participants under the Plan, to direct the Company to execute agreements and amendments thereto setting forth the terms and conditions of awards made under the Plan ("Option Agreements") and to make all other determinations and to take all other actions which are consistent with the Plan and which are necessary or appropriate for the administration of the Plan. Notwithstanding the foregoing, the Committee shall not have the authority to make any determination or to take any action that would cause the Plan to cease to comply with the terms of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act").

     Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Plan participants and their transferees, beneficiaries, legal representatives, executors and other successors and assigns and upon all other persons. If permitted by Rule
16b-3 under the Exchange Act and if so determined by the Committee, any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of an officer or officers of the Company duly authorized and directed by the Committee, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee, and no other person acting upon the authorization and direction of the Committee, shall be liable for any determination, decision or action made in good faith with respect to the Plan.

     The Company shall indemnify and hold harmless the members of the Committee, and other persons who are acting upon the authorization and direction of the Committee, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

3.   Stock Subject to the Plan.

     The stock to be offered and sold under the Plan upon the exercise of options granted under the Plan ("Options") shall be shares of the Company's common stock ("Common Stock"), which shall be made available, at the discretion of the Committee, from authorized but unissued Common Stock, from Common Stock reacquired by the Company (including Shares purchased in the open market) or from a combination of such unissued Common Stock and reacquired Common Stock. The aggregate number of shares of Common Stock that may be issued under the Plan through Option exercises shall not exceed 50,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 7 of the Plan.

     In the event that any outstanding Option granted under the Plan expires, lapses, is terminated or is forfeited for any reason, the unissued shares of Common Stock that are allocable to the unexercised portion of such Option shall again become available for award under the Plan.

4.   Eligibility.

     Each member of the Board automatically shall be eligible to participate in the Plan if such Board member is not an officer or employee of the Company or any of its subsidiaries. Each Board member who satisfies the eligibility requirements described in the preceding sentence is referred to herein as a "Non-Employee Director." No other persons shall be eligible to participate in the Plan and, as a result of the foregoing provisions, the Committee shall have no discretion to select the participants in the Plan. Neither the Plan nor the granting of an Option under the Plan shall constitute or be evidence of any agreement or understanding that any Non-Employee Director has a right to continue as a director for any period of time or at any particular rate of compensation.

5.   Terms and Conditions of Options.

     Each Option granted under the Plan shall be evidenced by an Option Agreement in such form as the Committee shall from time to time approve.
Each Option Agreement shall comply with and be subject to the following terms and conditions and all other provisions of the Plan:

     (a) Option Grants. Beginning in 1995 and continuing each year thereafter, an Option to purchase shares of Common Stock automatically shall be granted to each NonEmployee Director who is elected or reelected as a member of the Board at the annual meeting of shareholders. The Option shall be granted on the first business day which follows the date of the conclusion of the annual meeting. The first Option that is granted to any Non-Employee Director shall cover 5,000 shares of Common Stock; each Option that is subsequently granted to the same Non-Employee Director shall cover 1,000 shares of Common Stock. All Options granted under the Plan shall be non-qualified options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (b) Purchase Price. The purchase price of each share of Common Stock that is subject to an Option shall be 100% of the Fair Market Value of such share as of the date the Option is granted. For purposes of the Plan, the "Fair Market Value" of a share of Common Stock shall be determined by reference to the closing price of a share of Common Stock on the New York Stock Exchange (or other principal stock exchange on which such shares are then listed) or, if such shares are not then listed on an exchange, by reference to the closing price (if a National Market System security) or the mean between the bid and asked prices (if an over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor), in each case as reported by The Wall Street
Journal, for the date as of which such value is to be determined or, if such date is not a business day, for the business day immediately preceding such date. If no sales of shares occur on such date described in the preceding sentence, the Fair Market Value on that date shall be deemed to be the closing price on the most recent preceding date on which shares were sold.

     (c) Option Term. Except as provided in Section 5(i) of the Plan, each Option granted under the Plan shall terminate ten years after the date of its grant and may not be exercised after the date of its termination.

     (d) Vesting of Options. Subject to the provisions of Section 7 of the Plan, each Option shall vest and become exercisable in three equal annual installments, as follows: (i) from and after the first anniversary of the date of the Option grant, a Non-Employee Director shall be entitled to purchase up to one-third of the shares of Common Stock covered by the Option;
(ii) from and after the second anniversary of the date of the Option grant, the Non-Employee Director shall be entitled to purchase up to an additional one-third of the shares of Common Stock covered by the Option; and (iii) from and after the third anniversary of the date of the Option grant, the Non-Employee Director shall be entitled to purchase all of the shares of Common Stock covered by the Option. A vested portion of an Option shall be exercisable at any time prior to the tenth anniversary of the date of the Option grant.

     (e) Manner of Option Exercise. A Non-Employee Director may purchase fewer than the total number of shares of Common Stock covered by an Option, provided that a partial exercise of an Option may not be for less than 100 shares unless fewer than 100 shares remain unexercised, in which case the entire remaining Option must be exercised at one time. An Option may not be exercised with respect to a fraction of a share.

     An Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased by the Non-Employee Director. Such exercise notice shall be accompanied by (i) cash or a check payable to the order of the Company in the amount of the purchase price of such shares, (ii) delivery to the Company of shares of Common Stock already owned by the Non-Employee Director (together with certificates evidencing such shares, duly endorsed or accompanied by duly executed stock powers) having a Fair Market Value as of the date immediately preceding the date of their delivery to the Company in the amount of the purchase price of such shares, (iii) delivery of instructions from the Non-Employee Director to the Company that, upon receipt of the purchase price for such shares from the Non-Employee Director's broker, the Company shall issue such shares directly to the broker (in which case the Option exercise shall be effective upon the Company's receipt of such proceeds from the broker), or (iv) delivery of a combination of the foregoing in the amount of the purchase price of such shares.

     (f) Tax Withholding. The Committee shall make such provisions and take such actions as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan including, without limitation, (i) deducting the amount of any such withholding tax from any compensation or other amounts payable to a Non-Employee Director by the Company, (ii) requiring a Non-Employee Director, as a condition of exercising an Option, to pay to the Company any amount required to be withheld or to execute such other documents as the Committee deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation, or
(iii) upon the exercise of an Option, withholding from issuance a number of shares of Common Stock sufficient to satisfy such tax withholding obligations described above. Such withheld shares shall be valued based upon the Fair Market Value of a share of Common Stock as of the date of the Non-Employee Director's Option exercise.

     (g) Nontransferability of Options. A Non-Employee Director may not transfer, assign, pledge or hypothecate any Option granted under the Plan, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and an Option shall be exercisable during a Non-Employee Director's lifetime only by such director or by his or her legal representative. Following the death of a Non-Employee Director, an Option shall be exercisable by his or her legal representative, executor and beneficiaries.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may grant an Option that is transferable by a Non-Employee Director, without payment of consideration to such director and in accordance with the provisions of an Option Agreement, (i) to immediate family members of such director (that is, to his or her spouse, children or grandchildren),
(ii) to trusts for the benefit of such immediate family members, (iii) to partnerships whose only partners are such family members, or (iv) if permitted by Rule 16b-3 under the Exchange Act and applicable provisions of the Code and the regulations thereunder, to any charitable institutions or other persons as may be designated by the Committee. The Committee may also amend outstanding Option Agreements to provide for such transferability of outstanding Options. However, transferable Options shall in no event be permitted if the result would be to disqualify the Plan as a "formula plan" within the meaning of Rule 16b-3 under the Exchange Act.

     All of the provisions of the Plan and of any Option Agreement shall be final, binding and conclusive upon every transferee of an Option and upon every other beneficiary, legal representative, executor or other successor or assign of a Non-Employee Director. Where appropriate to the context in which such term is used, references to a Non-Employee Director also shall refer to such person's transferees, beneficiaries, legal representatives, executors and other successors and assigns.

     (h) Shareholder Rights. Until the issuance of a stock certificate to a Non-Employee Director, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to shares of Common Stock that are covered by an Option, notwithstanding the exercise of the Option.
No adjustment shall be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 7 of the Plan.

     (i) Termination of Service as a Director. Except as provided in the following sentence, if a Non-Employee Director ceases for any reason to be a director of the Company, all outstanding Options held by him or her shall continue to vest in accordance with the terms of Section 5(d) of the Plan, and such Options shall not terminate until the tenth anniversary of their respective grant dates, as provided in Section 5(c) of the Plan. If a Non-Employee Director is removed from office by the Company's shareholders because of such director's fraud, illegal conduct or willful misconduct, all outstanding Options held by him or her immediately shall terminate upon such removal and shall not be exercisable thereafter. Following the termination for any reason of his or her service as a director, a Non-Employee Director shall cease to be eligible for additional Option grants under the Plan.

6.   Securities Law Restrictions.

     No Options or shares of Common Stock shall be granted, issued or delivered hereunder unless and until the Committee determines that there has been compliance with all applicable requirements of the Securities Act of 1933, as amended from time to time (the "Securities Act") and the rules and regulations promulgated thereunder, all applicable listing requirements of any national securities exchange on which shares of Common Stock are then listed, all applicable state and blue sky securities laws, rules and regulations, and any other requirements of law or of any regulatory body having jurisdiction over such grant, issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any shares hereunder on terms deemed reasonable by the Committee shall relieve the Company, the Board and the Committee of any liability in respect of the non-issuance or sale of such shares as to which such requisite permits, authorizations or approvals shall not have been obtained.

     As a condition to the exercise of any Option, the Committee may require the Non-Employee Director exercising such Option to make any representation to the Company as may be required or appropriate under the Securities Act or any other applicable law, rule or regulation, including, without limitation, a representation that he or she is acquiring the shares covered by such Option for investment and without any present intention to sell or distribute such shares, and that such shares will not be sold or transferred other than pursuant to an effective registration statement under the Securities Act or pursuant to a registration exemption such as Rule 144 under the Securities Act.

     Each Option Agreement and certificate representing shares of Common Stock acquired upon exercise of an Option shall be endorsed with all legends, if any, that the Committee determines are required or appropriate under applicable federal and state securities laws, rules and regulations to be placed on such agreement and/or certificate.

7.   Adjustment Provisions.

     If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, merger, consolidation, reclassification, exchange of stock, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment shall be made without change in the aggregate purchase price applicable to each such Option but with a corresponding adjustment in the price for each share covered by the Option. No fractional shares of Common Stock shall be issued under the Plan as a result of any such adjustment, and any such adjustment shall be made only to the extent permitted by Rule 16b-3 under the Exchange Act.

     Upon a Board vote and a vote of the Company's shareholders authorizing
(i) the dissolution or liquidation of the Company, (ii) the reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company will not be the surviving corporation or will become a subsidiary of another corporation, or (iii) the sale of all or substantially all of the Company's assets, all outstanding Options shall immediately become exercisable in full.

8.   Amendment and Termination of the Plan.

     Subject to the provisions of this Section 8, the Board may amend or terminate the Plan at any time and in any respect.

          (1) No amendment of the Plan shall become effective without the approval of the Company's shareholders if such approval is required in order to comply with Rule 16b-3 under the Exchange Act or any other applicable law, rule or regulation.

          (2) To the extent required in order to comply with Rule 16b-3 under the Exchange Act, Plan provisions relating to the amount, price and timing of Options shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules in effect thereunder from time to time.

          (3) Unless required by applicable law, rule or regulation, no amendment or termination of the Plan shall affect in a material and adverse manner any Option granted prior to the date of such amendment or termination without the written consent of the Non-Employee Director holding such affected Option.

9.   Governing Law.

     The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

10.  Effective Date and Duration of the Plan; Shareholder Approval.

     The Plan has been approved by the Board. The Plan shall become effective on the date of its approval by the Company's shareholders, as such approval is specified in Rule 16b-3 under the Exchange Act, and no grants of Options shall be made prior to such approval notwithstanding anything to the contrary in the Plan. The Plan shall continue in effect until it is terminated by the Board.